EXHIBIT 10.3
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT, executed this ________ day of ____________, 2003, by CFB Banchares, Inc. (the "Corporation") and First Tennessee Bank (the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Corporation is offering for sale a minimum of $5,000,000 and a maximum of $7,000,000 in shares of its common stock, $1.00 par value per share (the "Stock"); and

     WHEREAS, the Corporation is desirous of entering into this Escrow Agreement with the Escrow Agent for the receipt and disposition of the subscription funds for the Stock of the Corporation.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereby agree as follows:

     1. Payment of Escrow Account. All payments for each share of Stock will be held by the Escrow Agent under this Escrow Agreement. The Corporation will hold the subscription agreements and a copy of the fully executed signature page of the Subscription Agreement showing the subscriber's name(s), social security number(s)/tax identification number, address, jurisdiction, capacity of ownership, and signature(s) of the subscriber(s). Immediately upon collection of payments for subscriptions, the Company will deliver the payments to the Escrow Agent. Escrow Agent shall deposit such payments in an account (the "Escrow
Account") and invest and reinvest such funds in the permitted investments ("Permitted Investments") described below. The earnings thereon shall inure to the benefit of and be distributed to the Corporation or the subscribers as hereinafter provided, with any taxes to be reported on interest earned to the tax identification number of the Corporation. A Permitted Investment shall mean the following, and no other:

     (i)   certificates  of  deposit  or  time  deposits   constituting   direct
     obligations of any bank, which deposits are fully insured by the Federal Deposit Insurance Corporation;

     (ii) short-term bonds, notes, certificates of indebtedness, treasury bills, or other securities constituting direct obligations of the United States of America; or

     (iii) overnight federal funds.

     Any Permitted Investment shall be made only as permitted by law and for a period not longer than is specified by law or through the date in which the Escrow Agent, upon consultation with the Corporation, determines that the subscription amounts and all interest accrued thereon will be needed for the purposes for which such investment is held.

     2. Disbursement of Escrow Account. The purpose of the Escrow Account is to hold the funds of the subscribers. Upon written notice by the bank regulatory authorities that the Peoples Bank of Scott County (the "Bank") is approved to commence operating as a bank

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and the  Corporation  is  approved to acquire  the Bank,  the Escrow  Agent will deliver all amounts in the Escrow Account to the Corporation, less any fees due to Escrow Agent. If requests are made to make payments that are greater than the amount in the Escrow Account, notice of any deficiency will be given by the Escrow Agent to the Corporation, and the Escrow Agent will not make any payments until either the deficiency is eliminated or specific written instructions are received from the Corporation on paying out the remaining funds. After the initial distribution to the Corporation, subsequent subscriptions may be paid directly to the Corporation.

     3. Termination of Escrow Agreement; Extension of Escrow Agreement. This Escrow Agreement shall terminate on the earlier of the date that all funds held in the Escrow Account are disbursed under the terms of Item 2 of this Escrow Agreement or upon the termination of the offering of Stock, whichever date is earlier. If the offering of Stock is terminated, the Escrow Agent will return all amounts in the Escrow Account to the subscribers of the Stock of the Corporation, less any amounts due from the organizers of the Bank to the Company to pay for organizational expenses, which amounts shall be paid to the Corporation. Distributions will be directed by the Corporation, or its designated representative. This Escrow Agreement may be extended until such time as may be agreed upon between the parties hereto. Such extension shall be evidenced in writing signed by the parties hereto.

     4. Duties of Escrow Agent. The Corporation agrees that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

     (a) The Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of payments into the Escrow Account, or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or deposition the same.

     (b) The Escrow Agent shall have no liability hereunder except for the performance by it in good faith of the acts to be performed hereunder and except for its own willful misconduct or gross negligence.

     (c) The Escrow Agent shall be entitled to rely on any written notice, demand, certificate or document which, in good faith, it believes to be genuine.

     (d) In the event of conflicting demands upon the Escrow Agent, it may withhold performance under these instructions until the said conflicting demands are withdrawn or until the rights of the respective parties shall have been finally settled by a court adjudication or otherwise.

     (e) The Escrow Agent shall provide to the Corporation, at the address indicated below or at such other address provided by the Corporation, statements indicating the activity in the Escrow Account upon request.

     (f) The Escrow Agent shall act only in the capacity of an escrow agent whose duties are limited solely to those set forth herein. The Escrow Agent shall have no

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          duties or responsibilities  with regard to the offer or sales of Stock by the Corporation other than those set forth herein.

     5. Resignation. The Escrow Agent may resign at any time by giving 10 days' written notice thereof to the Corporation. If the Escrow Agent shall cease to act as Escrow Agent, then the Corporation shall appoint its successor or any other successor. If no successor is appointed, the Escrow Agent may deposit the Escrow Account with an appropriate court with proper jurisdiction.

     6. Indemnification of Escrow Agent. The Corporation agrees to indemnify, defend, and hold harmless Escrow Agent from any and all liability of any kind whatsoever including claims and expenses arising by virtue of its services as Escrow Agent hereunder, except for liabilities due to the Escrow Agent's gross negligence or willful misconduct.

     7. Disputes. In the event of any disputes or questions as to the duties of the Escrow Agent hereunder, it shall be entitled, at its option, without liability to any person having a claim to the property held by it, to refuse to perform any act other than to retain said property held by it, to refuse to perform any act other than to retain said property in its then condition until the Escrow Agent's obligations hereunder have been finally determined by arbitration or in a court of competent jurisdiction, or until it shall have received appropriate instructions in writing signed by the Corporation.

     8. Complete Agreement. This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

     9. Notices. All notices, instructions and requests required or permitted to be given or received under the provisions hereof shall be deemed to have been fully given or received if delivered or mailed, by registered or certified mail, postage prepaid, to or from:

        If to or from Corporation:         Billy M. Rice
                                           Citizens First Bank
                                           101 S. Main Street
                                           Wartburg, TN  37887

        If to or from Escrow Agent:        First Tennessee Bank
                                           800 South Gay Street
                                           Knoxville, TN 37929
                                           Attn:__________________________

     10. Parties in Interest. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     11. Counterparts. This Escrow Agreement may be executed in one or more counterparts, with the same effect as if each one were an original.
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     12.  Severability.  If any  provision  of this  Agreement  shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever. The invalidity of any one or more phrases, sentences, clauses or Sections in this Agreement contained shall not affect the remaining portions of this Agreement, or any part thereof.

     13. Captions. The captions and headings in this Agreement are for convenience of reference only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

     14. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State of Tennessee.

     15. Escrow Agent Fees. The Escrow Agent fees are $________ per __________ for this service.

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     IN WITNESS WHEREOF,  the parties have executed this Escrow Agreement on the day and year first above written.


                                FIRST TENNESSEE BANK

                                By:
                                   ---------------------------------------------
                                Title:
                                      ------------------------------------------

                                CFB BANCSHARES, INC.


                                By:
                                   ---------------------------------------------
                                   Billy M. Rice, President